                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                           Date of Report: May 5, 1997

                                XTRA CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                              1-7654                06-0954158
--------------------------------------------------------------------------------
(State of incorporation              (Commission            (IRS Employer
 of organization)                    File Number)         Identification No.)


60 State Street, Boston, MA                    02109
--------------------------------------------------------------------------------
(Address of principal executive offices)       (Zip Code)

        Registrant's telephone number including area code: (617) 367-5000
--------------------------------------------------------------------------------

                                      N/A

    (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

    On May 1, 1997, XTRA Corporation issued a press release disclosing certain financial information for the quarter ended March 31, 1997, which is contained herein on pages three through five hereof.

                                  XTRA CORPORATION AND SUBSIDIARIES
                                   CONSOLIDATED INCOME STATEMENTS
                    (Millions of dollars except per share and share amounts)
                                           (Unaudited)

                                                            Three Months       Six Months
                                                               Ended              Ended
                                                             March 31,          March 31,
                                                          ---------------    ---------------
                                                            1997     1996     1997     1996
                                                          ---------------    ---------------

Revenues                                                   $101.5   $101.1   $212.9   $213.3

Operating expenses
     Depreciation on rental equipment                        36.2     36.4     72.7     72.7
     Rental equipment operating expense                      27.4     24.5     53.8     49.9
     Selling & administrative expense                        10.2     10.0     21.0     20.0
                                                           ------   ------   ------   ------
                                                             73.8     70.9    147.5    142.6
                                                           ------   ------   ------   ------

          Operating income                                   27.7     30.2     65.4     70.7

Interest expense                                             15.3     16.4     31.1     33.1
Foreign exchange loss                                         0.1      --       0.2      0.4
                                                           ------   ------   ------   ------

          Income before provision for income taxes           12.3     13.8     34.1     37.2

Provision for income taxes                                    4.8      5.6     13.6     15.1
                                                           ------   ------   ------   ------

          Net income                                       $  7.5   $  8.2   $ 20.5   $ 22.1
                                                           ------   ------   ------   ------
                                                           ------   ------   ------   ------

Earnings per share                                         $  0.49  $  0.51  $  1.34  $  1.36

Weighted average shares outstanding (in millions)            15.3     16.1     15.3     16.3


                         XTRA CORPORATION AND SUBSIDIARIES
                       CONDENSED CONSOLIDATED BALANCE SHEETS
                                (Millions of dollars)


                                           March 31,           September 30,
                                             1997                   1996
                                          (Unaudited)
                                          -----------          -------------

Assets

     Property & Equipment, net               $1,399               $1,407

     Receivables, net                            97                   94

     Other Assets                                36                   36
                                             -------             -------

          Total Assets                       $1,532               $1,537
                                             -------             -------
                                             -------             -------


Liabilities & Stockholders' Equity

     Debt                                    $  873              $  892

     Deferred Income Taxes                      240                 227

     Other Liabilities                           77                  76

Stockholders' Equity                            342                 342
                                             -------            -------

Total Liabilities & Stockholders' Equity     $1,532              $1,537
                                             -------            -------
                                             -------            -------

Net Debt Outstanding                         $  864              $  884
                                             -------            -------
                                             -------            -------

                        XTRA CORPORATION AND SUBSIDIARIES
                  CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (Millions of dollars)
                                   (Unaudited)


                                                               Six Months
                                                              Ended March 31,
                                                              1997       1996
                                                             ------     ------

Cash Provided from Operations..........................      $ 127      $ 135

Cash Used for Investment Activities....................        (89)      (127)

Cash Used for Financing Activities.....................        (18)       (29)
                                                             -----      ------
(Increase)/Decrease in Net Debt Outstanding
    (Debt - Cash).....................................       $  20      $ (21)
                                                             -----      ------
                                                             -----      ------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               XTRA CORPORATION

                                               By: /S/ MICHAEL J. SOJA
                                                   --------------------
                                                    Michael J. Soja
                                                    Vice President and
                                                    Chief Financial Officer

DATED: May 5, 1997